CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of significant accounting policies [abstract]
Information monitored to manage capital
Information monitored to manage capital	2017 Target		December 31,
		2017	2016
Net debt to EBITDA		3.1	3.0
Debt covenant ratios (a)
Interest coverage (b)	≥ 2.5	5	6
Debt-to-capital (c)	≤ 0.65	0.45	0.44
Retail measures (%)
Average non-cash working capital to sales	16	17	17
Return on operating capital employed (d)	N/A	19	18
Return on capital employed (e)	N/A	11	10
Components of ratios
EBITDA		1,546	1,583
Calculation of components of ratios
1) Net debt
Short-term debt		867	604
Long-term debt, including current portion		4,408	4,508
Cash and cash equivalents		(466)	(412)
Net debt		4,809	4,700
2) Adjusted total debt
	Guarantees and letters of credit (specified in credit facility agreements)	286	242
Adjusted total debt		5,095	4,942

  Our revolving credit facilities and trade receivable securitization program require that we maintain these ratios as well as other non-financial covenants. We were in compliance with all covenants at December 31, 2017.
  EBITDA divided by finance costs, which includes finance costs related to long-term debt plus other finance costs
  Adjusted total debt divided by the sum of adjusted total debt and total equity
  Last 12 months’ net earnings before finance costs, income taxes and earnings from discontinued operations (EBIT) less income taxes at a tax rate of 28 percent (2016 – 28 percent) divided by rolling four quarter average operating capital employed. Operating capital employed includes non-cash working capital, property, plant and equipment, investments in associates and joint ventures, and other assets.
  Last 12 months’ EBIT less income taxes at a tax rate of 28 percent (2016 – 28 percent) divided by rolling four quarter average capital employed. Capital employed includes operating capital employed, intangibles and goodwill.